FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 13, 2004
(Date of earliest event reported)

TROVER SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22585	61-1141758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Watterson Tower, Louisville, Kentucky (Address of Principal Executive Offices)	40218 (Zip Code)

(502) 454-1340
(Registrant’s telephone number, including area code)

Item 5. Other Events.

     On July 13, 2004, Trover Solutions, Inc., a Delaware corporation (the “Company”), announced that its stockholders had approved the sale of the Company to affiliates of Tailwind Capital Partners and that the parties had agreed to complete the transaction, subject to the satisfaction or waiver of the remaining conditions to closing, on July 15, 2004. A copy of the Company’s press release dated July 13, 2004 is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(c)      Exhibits

Exhibit No.	Description of Document
99.1	Press Release issued by Trover Solutions, Inc. on July 13, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 13, 2004

TROVER SOLUTIONS, INC.

	By:	/s/ Douglas R. Sharps

	Name: Title:	Douglas R. Sharps Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description of Document
99.1	Press Release issued by Trover Solutions, Inc. on July 13, 2004.

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